UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 27, 2020

SUNWORKS, INC.

(Exact Name of the Registrant as Specified in Charter)

Delaware	001-36868	01-0592299
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 Winding Creek Road, Suite 100 Roseville, CA	95678
(Address of Principal Executive Offices)	(Zip Code)

(916) 409-6900

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001	SUNW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement.

On January 28, 2020, Sunworks, Inc. (the “Company”) entered into a second amendment (the “Amendment”) to its Loan Agreement with CrowdOut Capital, LLC (“CrowdOut”) pursuant to which the Loan Agreement was amended to permit the partial prepayment of One Million Five Hundred Thousand Dollars ($1,5000,000) of the loan amount without any prepayment fees. In addition, the Amendment provides that, unless an event of default occurs under the Loan Agreement, CrowdOut will no longer have the right to designate a member to the Company’s Board of Directors.

The description of the material terms of the Amendment is not intended to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Amendment was announced by a widely disseminated press release. Furnished herewith as Exhibit 99.1 and incorporated by reference herein is a copy of the press release.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Joshua Schechter

On January 27, 2020, the Board of Directors of the Company received written notice from Joshua Schechter of his resignation from the Board and as the Board’s Chairman, effective immediately.

Mr. Schechter indicated that his decision to resign from the Board was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies, practices or otherwise.

Appointment of Mr. Charles Cargile as Chairman of the Board

Effective as of the date of the Amendment, the Board appointed Mr. Charles Cargile as Chairman of the Board to fill the vacancy resulting from Mr. Schechter’s resignation.

The appointment of Mr. Cargile as Chairman of the Board was announced by a widely disseminated press release. Furnished herewith as Exhibit 99.1 and incorporated by reference herein is a copy of the press release.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Number	Description

10.1	Second Amendment to Loan Agreement, dated January 28, 2020, between CrowdOut Capital, LLC and Sunworks, Inc.
99.1	Press Release issued by Sunworks, Inc. on January 29, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNWORKS, INC.

Date: January 29, 2020	By:	/s / Charles F. Cargile
	Name:	Charles F. Cargile
	Title:	Chief Executive Officer